                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                 [$298,545,000]
               (APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                                   SARM 2004-7
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                                 [TBD], TRUSTEE
                         SENIOR/SUBORDINATE CERTIFICATES
             1M LIBOR AVAILABLE FUNDS FLOATERS - ACT/360 - NO DELAY

------------- ---------------- --------------- ---------- --------------- ------------- ------------ ------------------
                                                              PAYMENT
                                                  WAL       WINDOW TO        INITIAL       LEGAL          EXPECTED
                APPROXIMATE       INITIAL         10%      10% CALL (2)      CREDIT        FINAL        RATINGS (4)
    CLASS        SIZE ($)        COUPON (1)    CALL (2)      (MONTHS)     SUPPORT (3)    MATURITY       S&P/MOODY'S
------------- ---------------- --------------- ---------- --------------- ------------- ------------ ------------------
     A1        [$139,920,000]    1mL + [ ]%      2.74          1-88         [6.50%]      6/25/2034       AAA/Aaa
  A2-A (5)      [$97,780,000]    1mL + [ ]%      1.50          1-46         [9.57%]      6/25/2034       AAA/Aaa
  A2-B (5)       [$3,000,000]    1mL + [ ]%      1.50          1-46         [6.50%]      6/25/2034        AAA/NR
     A3         [$39,140,000]    1mL + [ ]%      5.94         46-88         [6.50%]      6/25/2034       AAA/Aaa
   A4 (6)        [$7,482,000]    1mL + [ ]%      4.88         37-88         [4.00%]      6/25/2034        AAA/NR
------------- ---------------- --------------- ---------- --------------- ------------- ------------ ------------------
     M1          [$6,734,000]    1mL + [ ]%      4.86         37-88         [1.75%]      6/25/2034         AA/NR
     M2          [$4,489,000]    1mL + [ ]%      4.45         37-88         [0.25%]      6/25/2034         A/NR
------------- ---------------- --------------- ---------- --------------- ------------- ------------ ------------------
 X (7) (8)                 $0        NA           (7)          (7)             NA           NA              NR
 P (7) (9)                 $0        NA           (7)          (7)             NA           NA              NR
 R (7) (10)                $0        NA           (7)          (7)             NA           NA              NR
------------- ---------------- --------------- ---------- --------------- ------------- ------------ ------------------

(1) Each Class of Certificates will accrue interest at rate of 1 Month LIBOR plus a specified spread subject to the applicable Net Funds Cap, as described on page [16]. The spread on the Class A1, Class A2-A, Class A2-B, Class A3, Class A4 and Class M Certificates (the "LIBOR Certificates") will increase to [1.5] times the stated spread for such class on each Distribution Date occurring after the date on which the 10% Optional Redemption Call may be exercised. 1 Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2) The weighted average lives and payment window to 10% Call assume: (i) prepayments occur at [27%] CPR and (ii) bonds pay on the 25th of each month beginning in June 2004.

(3) Assumes overcollateralization ("O/C") on the Closing Date will equal approximately [0.25%] of the Cut-off Date collateral balance. Initial Credit Support equals (i) the percentage of bonds (as a product of the mortgage loan balance) subordinate to such Class plus (ii) the overcollateralization target. The overcollateralization target is assumed to be approximately [0.25%].

(4)  Rating levels are subject to final approval.

(5) The Class A2-A is a super senior certificate and the Class A2-B is a senior support certificate. The Class A2-B Certificates will provide credit enhancement to the Class A2-A Certificates to the extent described herein under "Credit Enhancement". Initial credit enhancement of 9.57% to the Class A2-A Certificates is equal to the sum of (1) initial loss coverage of 6.50% from the Class A4, Class M1 and Class M2 Certificates and (2) the initial principal balance of the Class A2-B Certificates divided by the initial principal balance of the Class A2-A Certificates, or 3.07%.

(6) The Class A4 Certificates will be subordinated to the Class A1, Class A2-A, Class A2-B and Class A3 Certificates for distributions of principal and interest and allocation of losses.

(7)  The Class X, Class P and the Class R are not offered hereby.

(8) The Class X Certificates represent the entitlement to certain remaining cash flows in respect of the mortgage loans following payment of principal and interest in respect of the Offered Certificates and the Class P Certificates, as described herein.

(9)  The Class P is entitled to all prepayment penalty distributions.

(10) The Class R is non-economic REMIC tax residual.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


PRELIMINARY TERM SHEET                                          DATE
PREPARED: MAY 17, 2004


                  CONTACTS

TRADING:

MATT MILLER                (212) 526-8315
RISHI BANSAL               (212) 526-8315
ALAR RANDMERE              (212) 526-8315
SUMIT CHHABRA              (212) 526-8315

SYNDICATE:

KEVIN WHITE                (212) 526-9519
DANIEL COVELLO             (212) 526-9519
PAUL TEDESCHI              (212) 526-9519


RESIDENTIAL MORTGAGE FINANCE:

STAN LABANOWSKI            (212) 526-6211
MIKE HITZMANN              (212) 526-5806
DARIUS HOUSEAL             (212) 526-9466


--------------------------------------------------------------------------------
           ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE
                    COLLATERAL BALANCES AS OF MAY [12], 2004.

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT
    SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
             -------------------------------------------------------
                     INFORMATION THAT IS TO BE DETERMINED OR
              THAT IS NOT KNOWN AT THIS TIME WILL BE LABELED "TBD"
            ---------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW:

o The issuer will be Structured Adjustable Rate Mortgage Loan Trust and the deal will be found on Bloomberg under the symbol "SARM".

o    The collateral pool balance will be comprised of non-hybrid 6-Month LIBOR
     ARMs.

o Payments of principal and interest on the Class M Certificates will be subordinated to the Class A Certificates.

o Payments of principal and interest on the Class A4 Certificates (the "Subordinated Senior Certificate") will be subordinated to the Class A1, Class A2-A, Class A2-B and Class A3 Certificates.

o The Class M1 and Class M2 Certificates (the "Subordinate Certificates") will be subordinate in right of distributions of interest and principal to the Class A1, Class A2-A, Class A2-B and Class A3 Certificates (the "Senior Certificates") and the Class A4 Certificates, and to each Class of Subordinate Certificates having a higher priority of distribution, to the extent described herein.

o Losses that are not covered by mortgage insurance are allocated in the following order: excess interest, overcollateralization, the Class M2 and the Class M1 Certificates in inverse order of rank (the "Subordinate Certificates"). If the Class M1 and M2 Certificates have been reduced to zero, losses will be allocated to the Class A4 Certificates.

o The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Class A1, Class A2-A, Class A2-B and Class A3 Certificates will not be reduced by allocation of Applied Loss Amounts. However, following the date on in which the Class A4 Certificates have been reduced to zero, the Class A2-B Certificates will be subordinated to the Class A2-A Certificates as described herein.

o 10% Optional Redemption: The transaction may be called by the Master Servicer ("ALS") on any Distribution Date following the month in which the outstanding mortgage loan balance is less than 10% of the Cut-Off Date principal balance ("the Optional Redemption Date"). If the 10% Optional Redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the stated spread on the Class A1, Class A2-A, Class A2-B, Class A3, Class A4, Class M1 and Class M2 Certificates (the "LIBOR Certificates") will increase to 1.5 times their initial spreads.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING:

Cut-off Date:                       May 1, 2004

Expected Pricing Date:              Week of May 10, 2004

Expected Settlement Date:           May 28, 2004

Distribution Dates:                 25th of each month, commencing in June 2004

Collection Period:                  The calendar month preceding the current Distribution Date

Issuer:                             Structured Adjustable Rate Mortgage Loan Trust ("SARM")

Trustee:                            TBD

Trustee Fee:                        [TBD%] per annum

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Master Servicer Fee:                The Master Servicer will be paid a monthly fee (the "Master
                                    Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage
                                    Loans on deposit in the Collection Account established by the
                                    Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:                      ------------------------------------------------------------------
                                                              SERVICING FEE
                                    ------------------------------------------------------------------
                                            SERVICERS             SERVICING FEE        % OF LOANS
                                    ALS                              0.250%              87.94%
                                    Wells Fargo                      0.250%              11.60%
                                    Colonial Savings                 0.375%               0.46%
                                    -------------------------- -------------------- ------------------
                                    Weighted Average                 0.251%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

Rating Agencies:                    ----------- ----------------- ----------------
                                      CLASS            S&P            MOODY'S
                                    ----------- ----------------- ----------------
                                        A1             AAA              Aaa
                                       A2-A            AAA              Aaa
                                       A2-B            AAA               NA
                                        A3             AAA              Aaa
                                        A4             AAA               NA
                                        M1             AA                NA
                                        M2              A                NA
                                    ----------- ----------------- ----------------

Day Count:                          All offered Certificates Actual /360

Accrual Period:                     The "Accrual Period" applicable to each class of the
                                    Certificates with respect to each Distribution Date will be the period beginning on the immediately preceding Distribution Date
                                    (or in the case of the first Distribution Date, the Closing
                                    Date) and ending on the day immediately preceding the related
                                    Distribution Date.

LIBOR Index:                        LIBOR will be determined on the second business immediately prior to the commencement of the Accrual Period. The LIBOR rate will be equal to the rate for 1 month United States dollar deposits that appears on the Telerate Screen Page 3750 as of
                                    11:00 AM, London time, on such LIBOR determination date.

Settlement:                         The bonds will settle without accrued interest.

Delay Days:                         Zero Delay

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

Collection Period                   The "Collection Period" with respect to any Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution
                                    Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:                       All offered Certificates are book-entry form through DTC


Minimum Denomination:               Minimum $25,000; increments $1 in excess thereof for the Class
                                    A1, Class A2-A, Class A2-B, Class A3 and Class A4 Certificates;
                                    Minimum $100,000; increments $1 in excess thereof for the Class
                                    M1 and Class M2 Certificates.

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         27% CPR per annum;

SMMEA Eligibility:                  All offered Certificates will be SMMEA eligible except for the
                                    Class M2 Certificates.

ERISA Eligibility:                  The offered Certificates are expected to be ERISA eligible

Interest Rates:                     CLASS A1 will bear interest at a rate equal to the lesser of (x)
                                    with respect to any Distribution Date which occurs on or prior to the Optional Redemption Date, 1 Month LIBOR plus [ %], per annum, and for any Distribution Date thereafter, 1 Month LIBOR plus [ %] per annum, and (y) the Net Funds Cap.

                                    CLASS A2-A will bear interest at a rate equal to the lesser of
                                    (x) with respect to any Distribution Date which occurs on or prior to the Optional Redemption Date, 1 Month LIBOR plus [ %], per annum, and for any Distribution Date thereafter, 1 Month
                                    LIBOR plus [ %] per annum, and (y) the Net Funds Cap.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):

Interest Rates:                     CLASS A2-B will bear interest at a rate equal to the lesser of
                                    (x) with respect to any Distribution Date which occurs on or prior to the Optional Redemption Date, 1 Month LIBOR plus [ %], per annum, and for any Distribution Date thereafter, 1 Month
                                    LIBOR plus [ %] per annum, and (y) the Net Funds Cap.

                                    CLASS A3 will bear interest at a rate equal to the lesser of (x)
                                    with respect to any Distribution Date which occurs on or prior to the Optional Redemption Date, 1 Month LIBOR plus [ %], per annum, and for any Distribution Date thereafter, 1Month LIBOR plus [ %] per annum, and (y) the Net Funds Cap.

                                    CLASS A4 will bear interest at a rate equal to the lesser of (x)
                                    with respect to any Distribution Date which occurs on or prior to the Optional Redemption Date, 1 Month LIBOR plus [ %], per annum, and for any Distribution Date thereafter, 1Month LIBOR plus [ %] per annum, and (y) the Net Funds Cap.

                                    CLASS M1 will bear interest at a rate equal to the lesser of (x)
                                    with respect to any Distribution Date which occurs on or prior to the Optional Redemption Date, 1 Month LIBOR plus [ %], per annum, and for any Distribution Date thereafter, 1 Month LIBOR plus [ %] per annum, and (y) the Net Funds Cap.

                                    CLASS M2 will bear interest at a rate equal to the lesser of (x)
                                    with respect to any Distribution Date which occurs on or prior to the Optional Redemption Date, 1 Month LIBOR plus [ %], per annum, and for any Distribution Date thereafter, 1 Month LIBOR plus [ %] per annum, and (y) the Net Funds Cap.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CREDIT STRUCTURE:

o Senior/subordinate, OC structure. Initial Credit Support equals (i) the percentage of bonds (as a product of the mortgage loan balance) subordinate to such Class plus (ii) the overcollateralization target. The overcollateralization target is assumed to be approximately [0.25%].

o The initial credit enhancement information shown below is SUBJECT TO FINAL RATING AGENCY APPROVAL:



                  SUBORDINATION OF CLASS A4 AND M CERTIFICATES

                Priority     ----------------------     Order of
                of               Class A1, A2-A,        Loss
                Payments            A2-B, A3            Allocation
                             Credit Support (6.50%)
      D                      ----------------------
      O                U            Class A4
      W                P     Credit Support (4.00%)
      N                      ---------------------
                       A            Class M1
      A                R     Credit Support (1.75%)
      R                R     ----------------------
      R                O            Class M2
      O                W     Credit Support (0.25%)
      W                      ----------------------

                             ----------------------
                                   Upfront OC
                                Initially (0.25%)
                             ----------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

CREDIT ENHANCEMENT

SUBORDINATION

o The Senior Certificates will have limited protection by means of the subordination of the Subordinated Senior Certificate and the Subordinate Certificates.

o Payments of principal and interest on the Class M Certificates will be subordinated to the Class A Certificates.

o The Class A4 Certificates will be subordinate to the Class A1, Class A2-A, Class A2-B and Class A3 Certificates for distributions of principal and interest and the application loss allocations.

o The Class M1 and Class M2 Certificates will be subordinate in right of distributions of interest and principal to the Class A1, Class A2-A, Class A2-B, Class A3 and Class A4 Certificates and to each Class of Subordinate Certificates having a higher priority of distribution, to the extent described herein.

o If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the Certificate Principal Amount exceeds the Pool Balance, the Subordinate Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until Class M2 and Class M1 Certificates have been reduced to zero. If the Class M1 Certificates have been reduced to zero, losses will be allocated to the Class A4 Certificates.

o If the Class A4 Certificates' balances have been reduced to zero, The Class A2-B Certificates will be subordinated to the Class A2-A Certificates. However, it will not be allocated any losses. If the Class A4 Certificates' balances have been reduced to zero, then interest and principal will each be distributed pro rata to the Class A1, Class A3 and the Class A2-A and Class A2-B Certificates, as a whole. Between the Class A2-A and Class A2-B Certificates, interest and principal will each be distributed first to the Class A2-A Certificates and then, to the extent available, to the Class A2-B Certificates.

OVERCOLLATERALIZATION

o Excess Interest will be used to pay down the certificates so the Pool Balance exceeds the aggregate certificate balance (Overcollateralization or "O/C").

o The "Targeted O/C Amount" or "O/C Target" with respect to any Distribution Date prior to the Stepdown Date will be equal to approximately [0.25%] of the Cut-off Date collateral balance. On or after the Stepdown Date and on any Distribution Date for which a Trigger Event is not in effect, the O/C Target will be equal to the greater of (i) [0.50%] of the current Collateral Balance and (ii) [0.25%] of the original Collateral Balance. For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the O/C Target will be equal to the O/C Target for the immediately preceding Distribution Date.

o On the Closing Date, Initial O/C is expected to be approximately 0.25% of the Cut-Off date collateral balance, which will be the maximum amount of O/C in any month.

o The "Stepdown Date" is the later of (i) the Distribution Date upon which the initial Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage, or (ii) the 37th distribution date (June 2007). On the Stepdown Date the O/C Target will step down to [0.50%] of the current collateral balance subject to a floor of [0.25%] of the original collateral balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

o The "Senior Enhancement Percentage" with respect to any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Amount of the Class A4, Class M1, Class M2 Certificates and the O/C Amount (which, for purposes of this definition only, shall not be less than zero) and the denominator of which is the Pool Balance for such Distribution Date, in each case after giving effect to distributions on such Distribution Date.

o    The "Targeted Senior Enhancement Percentage" is approximately 13.00%.

     TRIGGER EVENT

o A "Trigger Event" will be in effect with respect to any Distribution Date if a Delinquency Event is in effect for such Distribution Date.

o The "Delinquency Event" will be in effect with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [75%] of the Senior Enhancement Percentage for such Distribution Date.

o The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

o The "Delinquency Rate" for any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Pool Balance as of the close of business on the last day of such month.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


PRINCIPAL DISTRIBUTION PRIORITY FOR THE LIBOR CERTIFICATES:

---------------------------------------------------------------------------------------


                                              A2-A                     A2-B
                                            AAA/Aaa                   AAA/NR               The Class A2-B
                                                                                           Certificates will be
                A1                                                                         subordinate to the
              AAA/Aaa               ---------------------------------------------------    Class A2-A Certificates
                                                                                           with respect to
                                                                                           distributions after the
                                                             A3                            Class A4 Certificates
                                                          AAA/Aaa                          have been reduced to
                                                                                           zero.

---------------------------------------------------------------------------------------

                                           A4                                              The Class A4 Certificates
                                         AAA/NA                                            are a subordinate
                                                                                           senior class.
---------------------------------------------------------------------------------------

                                           M1                                              The Class A4, Class M1
                                         AA/NA                                             and Class M2 Certificates
                                                                                           are subject to a lock-out
                                                                                           period of 36-months with
                                                                                           respect to principal
                                                                                           payments.
---------------------------------------------------------------------------------------

                                           M2
                                          A/NA

---------------------------------------------------------------------------------------

PRINCIPAL REMITTANCE AMOUNT

o The "Principal Remittance Amount" for any Distribution Date will be equal to (a) the sum of (1) all principal collected (other than payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period by the related Servicers or the Master Servicer (less unreimbursed Advances due to the Master Servicer, any Servicer,[ the Securities Administrator or] the Trustee with respect to such Mortgage Loans, to the extent allocable to principal, and any unreimbursed servicing advances), (2) all prepayments in full or in part received on the Mortgage Loans during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Seller or the related Transferor during the related Prepayment Period, (4) the principal portion of any Substitution Amount paid with respect to any replaced Mortgage Loan during the related Prepayment Period allocable to principal, and (5) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, minus (b) the Percentage of any other costs, expenses or liabilities reimbursable to the Master Servicer, a Servicer, [the Securities Administrator], the custodians or the Trustee from the Interest Remittance Amount described in clause (b) of the definition thereof and not reimbursed there from or otherwise.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

PRINCIPAL DISTRIBUTION AMOUNT

o The "Principal Distribution Amount" for any Distribution Date will be equal to the Principal Remittance Amount for such date minus the Aggregate Overcollateralization Release Amount (as defined below), if any, and such Distribution Date.

o The "Aggregate Overcollateralization Release Amount" with respect to any Distribution Date will be equal to the lesser of (x) the aggregate of the Principal Remittance Amounts for such Distribution Date and (y) the amount, if any, by which (1) the Overcollateralization Amount for such date (calculated for this purpose on the basis of the assumption that 100% of the aggregate of the principal remittance amounts for such date is applied on such date in reduction of the aggregate of the Certificate Principal Amounts of the Offered Certificates) exceeds (2) the Targeted O/C Amount for such date.

PRINCIPAL PAYMENT PRIORITIES:

o The Principal Distribution Amount will be distributed on each Distribution Date as follows:

     I.   Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

          1) All principal will be paid to the Class A1, Class A2-A, Class A2-B and Class A3 Certificates, concurrently, as follows:

               (i.)  [50%] to the Class A1 Certificates, until reduced to zero;

               (ii.) [50%] sequentially as follows:

                     1. to the Class A2-A and Class A2-B Certificates, pro rata(1), until reduced to zero.

                     2.   to the Class A3 Certificates, until reduced to zero.

          2) All remaining principal will be allocated to the Class A4, M1 and M2 Certificates, sequentially and in that order, until reduced to zero.


     II. On or after the Stepdown Date and as long as a Trigger Event is in effect:

          1) All principal will be paid to the Senior Certificates, concurrently and in accordance with the priorities in Steps
               (I)(1) and (I)(2) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the aggregate Targeted Senior Enhancement Percentage;

          2) All remaining principal will be allocated to the Class A4, M1 and M2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the Initial Enhancement Percentage.

         Note:

          (1) Unless the Class A4 Certificates have been reduced to zero, in which case these payments will be made to the Class A2-A Certificates until reduced to zero, then to the Class A2-B Certificates until reduced to zero.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


INTEREST REMITTANCE AMOUNT

o The "Interest Remittance Amount" with respect to any Distribution Date will equal (a) the sum of (1) all interest collected (other than payaheads) or advanced in respect of scheduled payments on the Mortgage Loans during the related collection period by the Servicers, the Master Servicer or the Trustee, minus (x) the Servicing Fee with respect to such Mortgage Loans,
     (y) previously unreimbursed advances and other amounts due to the Master Servicer, the Servicers, the [Securities Administrator or the] Trustee with respect to the Mortgage Loans, to the extent allocable to interest, and previously unreimbursed servicing advances and (z) the PMI Insurance, if applicable. Premiums related to such Mortgage Loans (and certain state taxes imposed on such premiums) as described herein, (2) all compensating interest paid by the Servicers with respect to such Mortgage Loans with respect to the related prepayment period, (3) the portion of any purchase price or substitution amount paid with respect to such Mortgage Loans during the related prepayment period allocable to interest, and (4) all net liquidation proceeds, Insurance Proceeds and any other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to interest, as reduced by (b) the Percentage of other costs, expenses or liabilities reimbursable to the Master Servicer, any Servicer [, the Securities Administrator,] the custodians or the Trustee up to the amount of the dollar limitation specified in the Trust Agreement.

INTEREST PAYMENT PRIORITIES:

On each Distribution Date, the Interest Remittance Amount for such date will be distributed as follows:

     A) the Interest Remittance Amount will be distributed in the following order of priority:

          (i.) pro rata(1), to the Class A1, Class A2-A, Class A2-B and Class A3 Certificates, Current Interest for such class and any Carryforward Interest for such class for such Distribution Date;

          (ii.) to the Class A4 Certificates, Current Interest and any Carryforward Interest for such Distribution Date;

     B) Any such Interest Remittance Amount remaining after the application pursuant to clause (A) above will be distributed in the following order of priority:

          (i.) to pay Current Interest and Carryforward Interest to Class M1 and Class M2 Certificates, sequentially and in that order;

          (ii.) to the Trustee and the Master Servicer, previously unreimbursed extraordinary costs, liabilities and expenses to the extent provided in the Trust Agreement;

          (iii.) any such Interest Remittance Amount remaining after application pursuant to clauses (2)(i.) and (2)(ii.) above will be deemed Monthly Excess Interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

          (iv.) to pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, Class A2-A, Class A2-B and Class A3 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap(2) (3);

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

INTEREST PAYMENT PRIORITIES (CONT.):

          (v.) to pay Basis Risk Shortfall and Unpaid Basis risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap(2) (3);

          (vi.) to pay sequentially to the Class M1 and M2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap(2) (3);

          (vii.) to pay sequentially to Classes A4, M1 and M2 Certificates any Deferred Amounts;

          (viii.) to pay remaining amounts to the holder of the Class X and Class R Certificates(2).

     Note:

     (1) If the Class A4 Certificates' balances have been reduced to zero, then interest will be distributed pro rata to the Class A1, Class A3 and the Class A2-A and Class A2-B Certificates, as a whole. Between the Class A2-A and Class A2-B Certificates, interest will be distributed first to the Class A2-A Certificates and then, to the extent available, to the Class A2-B Certificates.

     (2) Any amounts received off the Interest Rate Cap will be allocated sequentially under steps (iv), (v), (vi) and (viii), in that order of priority, under Interest Payment priority step (2).

     (3) Amounts available to pay Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts on any Distribution Date will be limited to the amount, if any, that would be otherwise distributable to the Class X Certificates for such Distribution Date.

CURRENT AND CARRY FORWARD INTEREST

o "Current Interest" for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of that Class.

o "Carryforward Interest" for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

INTEREST RATE CAP

o An Interest Rate Cap Agreement (the "Interest Rate Cap Agreement") will be purchased by the Trust to (i) protect against interest rate risk from upward movement in 1 Month LIBOR and (ii) diminish basis risk associated with respect to the mismatch between the rate adjustment frequency on the mortgage loans in the collateral pool and the index on the LIBOR Certificates.

o The Interest Rate Cap Agreement is not subordinated to losses. The ten-month Interest Rate Cap Agreement will have a strike rate of [4.00%] per annum. It will contribute cash in the event one-month LIBOR rises above the strike rate.

o The notional balance of the Interest Rate Cap Agreement will amortize according to its schedule, which will be cast based on the balance of the floating rate bonds outstanding at a prepayment assumption of [27% CPR]. The table below is an approximation of the schedule for the cap the Trust intends to purchase.


------------ ---------------------
                 APPROXIMATE
   MONTH       NOTIONAL BALANCE
                     ($)
------------ ---------------------
     1           298,545,000
     2           290,769,289
     3           283,195,486
     4           275,818,143
     5           268,632,551
     6           261,632,976
     7           254,815,180
     8           248,174,446
     9           241,706,176
    10           235,405,895
------------ ---------------------

o On each Distribution Date, the cap provider will make payments equal to the product of (a) the Interest Rate Cap Agreement notional balance for that month, (b) the excess, if any, of 1 Month LIBOR for such determination date over the strike rate, and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

NET FUNDS CAP

o The "Net Funds Cap" with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the Pool Balance (as defined below) for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

o The "Optimal Interest Remittance Amount" with respect to each Distribution Date will be equal to the product of (A)(x) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Collection Period divided by (y) 12 and (B) the Pool Balance for the immediately preceding Distribution Date.

o The "Net Mortgage Rate" with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate, [the Securities Administrator Fee Rate] the Trustee Fee and the Mortgage Insurance Fee Rate, in the case of an Insured Mortgage Loan. The "Aggregate Expense Rate" for any Mortgage Loan equals the sum of the Servicing Fee Rate and the Trustee Fee Rate.

o The "Mortgage Rate" for any Mortgage Loan is its applicable interest rate as determined in the related mortgage note as reduced by any application of the Service members Civil Relief Act.

o The "Pool Balance" as of any date of determination will be equal to the aggregate of the Scheduled Principal Balances of the Mortgage Loans as of such date.

BASIS RISK SHORTFALL

o With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a "Basis Risk Shortfall"), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.

o The "Unpaid Basis Risk Shortfall" for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

LOSSES

o The Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class M2 and the Class M1 Certificates in reverse order of rank. If the Class M1 Certificates have been reduced to zero, losses will be allocated to the Class A4 Certificates. However, following the date on in which the Class A4 Certificates have been reduced to zero, the Class A2-B Certificates will be subordinated to the Class A2-A Certificates as described herein.

o The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount". The balance of the Class A1, Class A2-A, Class A2-B and Class A3 Certificates will not be reduced by allocation of Applied Loss Amounts.

DEFERRED AMOUNT & SUBSEQUENT RECOVERIES

o With respect to each Distribution Date, the "Deferred Amount" for the Subordinate Senior Certificate and each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

o A "Subsequent Recovery" is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust. Subsequent Recoveries will increase the principal amount of classes which have been allocated an applied loss amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes. Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% OPTIONAL REDEMPTION CALL

o The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.

o If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the spread on the LIBOR Certificates will increase to
     1.5 times their initial spread.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

NET FUNDS CAP (1) (2):

             ----------------- --------------     -------------- ---------------
               DISTRIBUTION      NET FUNDS        DISTRIBUTION   NET FUNDS CAP
                  PERIOD          CAP (%)            PERIOD           (%)
             ----------------- --------------     -------------- ---------------
             1                      N/A           31                 9.3140
             2                      N/A           32                 9.0136
             3                      N/A           33                 9.0454
             4                      N/A           34                10.0631
             5                      N/A           35                 9.8662
             6                      N/A           36                10.2353
             7                      N/A           37                 9.9051
             8                      N/A           38                10.2353
             9                      N/A           39                 9.9088
             10                     N/A           40                 9.9121
             11                    6.2933         41                10.3016
             12                    6.5432         42                 9.9865
             13                    6.3321         43                10.3194
             14                    6.5432         44                 9.9865
             15                    6.3641         45                 9.9865
             16                    6.4082         46                10.6752
             17                    7.4267         47                 9.9865
             18                    7.2260         48                10.3194
             19                    7.4669         49                 9.9865
             20                    7.2260         50                10.3194
             21                    7.2579         51                 9.9865
             22                    8.0843         52                 9.9865
             23                    8.0809         53                10.3194
             24                    8.3905         54                 9.9865
             25                    8.1198         55                10.3193
             26                    8.3905         56                 9.9864
             27                    8.1516         57                 9.9864
             28                    8.1956         58                11.0563
             29                    9.2738         59                 9.9862
             30                    9.0136         60                10.3191
             ----------------- -------------- --- -------------- ---------------

(1) ASSUMES NO LOSSES, 10% CLEANUP CALL, 27% CPR, 6-MONTH LIBOR AND 1-MONTH LIBOR EQUALS 10%, AND 5/28/04 SETTLEMENT DATE.

(2) A TEN-MONTH INTEREST RATE CAP WITH A [4.00%] STRIKE RATE WILL BE PURCHASED FOR THE BENEFIT OF THE CERTIFICATE HOLDERS, AS DESCRIBED ON PAGE 15.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY:

--------------------------------------------- -------------------------
                                                      6-MONTH LIBOR
                                                     NON-HYBRID ARMS
                                                     AGGREGATE POOL

TOTAL NUMBER OF LOANS                                              848
TOTAL OUTSTANDING LOAN BALANCE                         $299,294,252.70
AVERAGE LOAN PRINCIPAL BALANCE                             $352,941.34
RANGE OF LOAN PRINCIPAL BALANCE                   $33,600 - $2,583,000
WEIGHTED AVERAGE COUPON                                         4.390%
RANGE OF COUPONS                                       2.750% - 7.375%
WEIGHTED AVERAGE SPREAD                                         2.621%
RANGE OF SPREADS                                       1.750% - 4.000%
NON-ZERO WEIGHTED AVERAGE INITIAL PERIODIC CAP                  1.202%
RANGE OF INITIAL PERIODIC CAPS                        1.000% - 13.000%
NON-ZERO WEIGHTED AVERAGE PERIODIC CAP                          1.001%
RANGE OF PERIODIC CAPS                                 1.000% - 2.000%
PERCENTAGE OF LOANS THAT DO NOT HAVE PERIODIC CAP                7.74%
WEIGHTED AVERAGE MAXIMUM RATE                                  10.587%
WEIGHTED AVERAGE FLOOR                                          2.621%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                             360.0
WEIGHTED AVERAGE REMAINING TERM (MO.)                            356.4
RANGE OF REMAINING TERM (MO.)                            335.0 - 360.0
WEIGHTED AVERAGE ORIGINAL LTV                                   73.14%
RANGE OF ORIGINAL LTV                                  24.00% - 95.30%
WEIGHTED AVERAGE FICO                                           712.94
RANGE OF FICO                                                603 - 815
--------------------------------------------- -------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY:
----------------------------------------- -----------------------
                                              6-MONTH LIBOR
                                              NON-HYBRID ARMS
                                              AGGREGATE POOL
LIEN POSITION
First                                                     100.0%
GEOGRAPHIC DISTRIBUTION
(Other states account individually for less than     CA - 39.05%
8% of the Cut-off Date principal balance)             FL - 9.46%

OCCUPANCY STATUS
Primary Home                                              79.69%
Investment                                                14.55%
Second Home                                                5.76%

DELINQUENCY STATISTICS
Current                                                   99.48%
One Payment Delinquent                                     0.52%

LOANS WITH PREPAYMENT PENALTIES
Total Number of Loans                                        439
Total Principal Balance                          $161,482,963.00
% of Principal Balance                                   53.955%
Weighted Average Coupon                                   4.366%

LOANS WITHOUT  PREPAYMENT PENALTIES
Total Number of Loans                                        409
Total Principal Balance                          $137,811,289.70
% of Principal Balance                                   46.045%
Weighted Average Coupon                                   4.419%
----------------------------------------- -----------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).